UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/01/2006

CECO ENVIRONMENTAL CORP
(Exact name of registrant as specified in its charter)

Commission File Number:  0-7099

DE	13-2566064
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3120 Forrer Street, Cincinnati, OH 45209
(Address of principal executive offices, including zip code)

(416) 593-6543
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On February 1, 2006, H.M. White, Inc. f/k/a CECO Energy, Inc. ("CECO White"), an indirectly wholly owned subsidiary of CECO Environmental Corp., entered into a Transition Agreement with H.M. White Holding Co., Inc. ("Holding"), a Michigan corporation (the "Agreement") and HMW, L.L.C., a Michigan limited liability company ("HM" and together with Holding, "HM White"). HM White provides engineering, design, manufacture and install services to the air pollution control industry.

Under the Agreement, HM White will transition its business to CECO White (the "Transaction") through the assignment of new business. Under the Agreement, when costs of the new business transitioned to CECO White equals fifty percent or more of the aggregate of costs related to such new business and the existing business of HM White, then among other events, CECO White anticipates leasing certain real property located in Detroit from HM White, licensing certain assets from HM White, and entering into an employment agreement with William White, the principal of HM White. It is also anticipated under the Agreement that as of such date, CECO White will hire, on an at-will basis, certain employees of HM White. CECO White also will have a 30 day option as of such date to purchase certain assets of HM White.

The description set forth herein of the terms and conditions of the Transaction is qualified in its entirety by reference to the full text of the Agreement, which is filed with this report as Exhibit 10.1 and incorporated by reference into this Item 1.01.

On February 1, 2006, CECO issued a press release announcing the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This report contains statements about the future, sometimes referred to as "forward--looking" statements. Forward-looking statements are typically identified by the use of the words "believe," "may," "should," "expect," "anticipate," "estimate," "project," "propose,""plan," "intend" and similar words and expressions. Forward-looking statements are subject to risks and uncertainties outside CECO's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see CECO's other SEC reports.

Item 9.01.    Financial Statements and Exhibits

10.1 Transition Agreement (schedules omitted)
99.1 Press Release

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CECO ENVIRONMENTAL CORP

Date: February 02, 2006	By:	/s/ Dennis W. Blazer
Dennis W. Blazer
CFO and Vice President--Finance and Administration

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release
EX-10.1	Transition Agreement